UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2015

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10079	94-2885898
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices) (Zip Code)

(408) 943-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Cypress Semiconductor Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on May 15, 2015, at which the Company’s stockholders voted on three proposals. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2015 (the “2015 Proxy Statement”). The results for the votes for each proposal are set forth below.

On March 23, 2015, the record date for stockholders entitled to vote at the Annual Meeting (the “Record Date”), 330,755,265 shares of the Company’s common stock were outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. A total of 304,365,762 shares of common stock were represented in person or by proxy at the Annual Meeting, representing 92.02% of the shares of common stock issued and outstanding on the Record Date. At the Annual Meeting, our stockholders:

1.	Elected eight directors to serve for a one-year term and until their successors are elected;
2.	Ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2015; and
3.	Approved, in an advisory vote, the compensation for our named executive officers.

The number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter brought before the Annual Meeting is set forth below.

1.	The following table shows the vote tabulation on the election of the eight directors to the Company’s Board of Directors by holders of the Company’s common stock, to serve for a one-year term and until their successors are elected:

Name	Votes For	Votes Withheld
T.J. Rodgers	249,265,562	2,249,198
W. Steve Albrecht	249,103,995	2,410,765
Eric A. Benhamou	248,698,211	2,816,549
H. Raymond Bingham	243,965,961	7,548,799
Wilbert van den Hoek	249,362,329	2,152,431
John H. Kispert	249,690,996	1,823,764
O.C. Kwon	250,222,979	1,291,781
Michael S. Wishart	250,245,593	1,269,167

2.	The following table shows the vote tabulation for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2016:

Votes For	Votes Against	Abstain	Broker Non-Votes
301,382,970	2,285,168	697,624	—

3.	The following table shows the vote tabulation on the non-binding, advisory vote to approve the compensation paid to the named executive officers as disclosed in the Company’s 2015 Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-Votes
244,420,216	6,312,327	782,217	52,851,002

Consistent with the current recommendation of our board of directors, the stockholders of the Company provide such advisory vote on the compensation of our named executive officers on an annual basis.

[Signature Page Follows]

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 21, 2015	CYPRESS SEMICONDUCTOR CORPORATION

	By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Executive Vice President and Chief Financial Officer